                                                                     Exhibit 4.9

                                    DELAWARE
                                 The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "FIBER INDUSTRIES, INC." AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF INCORPORATION, FILED THE THIRTEENTH DAY OF AUGUST, A.D. 1987, AT 10:20 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-THIRD DAY OF SEPTEMBER, A.D. 1987, AT 11:30 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "FIBER INDUSTRIES ACQUISITION CO., INC." TO "FIBER INDUSTRIES, INC.", FILED THE TWENTY-THIRD DAY OF OCTOBER, A.D. 1987, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIRST DAY OF JANUARY, A.D. 1988, AT 10 O'CLOCK A.M.

     CERTIFICATE OF DESIGNATION, FILED THE TWENTY-EIGHTH DAY OF JANUARY, A.D. 1988, AT 12:45 O'CLOCK P.M.

     CERTIFICATE OF MERGER, FILED THE FIRST DAY OF NOVEMBER, A.D. 1989, AT 9:15 O'CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE NINTH DAY OF AUGUST, __________

[SEAL]


                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

                                       AUTHENTICATION: 2900406
                                                 DATE: 01-30-04

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                     FIBER INDUSTRIES ACQUISITION CO., INC.

     Pursuant to the provisions of Section 242(b) of the General Corporation Law of the State of Delaware, the undersigned corporation (the "Corporation") hereby adopts the following Certificate of Amendment to its Certificate of Incorporation for the purpose of reducing the total number of its authorized shares as follows:

          1. The name of the Corporation is Fiber Industries Acquisition Co.,
     Inc.

          2. Article IV of the Certificate of Incorporation of the Corporation shall be amended to read in its entirety us follows:

                                   "ARTICLE IV

               The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) shares of common stock, $0.01 par value per share."

          3. Such amendment was adopted by the directors and shareholders of the Corporation pursuant to separate unanimous written consents of even dale hereof.

     IN WITNESS WHEREOF, the undersigned Corporation sets its hand this ____ day of September, 1987.

                                        FIBER INDUSTRIES ACQUISITION CO., INC.


                                        By:
                                            ------------------------------------
                                            Willard M. Hanzlik, Vice President


ATTEST:


By:
    ----------------------------------
    Hunter Nelson, Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

     Fiber Industries Acquisition Co., Inc. a corporation organized and existing under and by virtue of the General corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That by unanimous written consent of even date hereof of the Board of Directors of Fiber Industries Acquisition Co., Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof number "1" so that, as amended said Article shall read as follows:

          "The name of the corporation is Fiber Industries, Inc."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the shareholders of said corporation by unanimous written consent duly adopted said amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said Fiber Industries Acquisition Co., Inc. has caused this certificate to be signed by Willard M. Hanzlik its Vice President, and Hunter Nelson, its Assistant Secretary, this _____ day of ______________, 1987.


                                        By:
                                            ------------------------------------
                                            Vice President


                                        Attest:
                                                --------------------------------
                                                Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

     Fiber Industries, Inc. ("Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That in lieu of a meeting and vote of directors, the Board of Directors of the Corporation, by unanimous written consent filed with the Corporation in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, have adopted resolutions approving and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

     RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article IV so that, as amended, Article IV shall be and read as follows:

          The total number of shares of stock which the corporation shall have the authority to issue is 14,000,000 shares, of which 11,000,000 shares shall be shares of common stock, $0.01 par value per share, and 3,000,000 shares shall be shares of preferred stock, $0.01 par value per share.

          The corporation may issue one or more series of preferred stock, each such series to consist of such number of shares as shall be determined by resolution of the board of directors creating such series. The preferred stock of each such series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, redemption, conversion, exchange or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed by the board of directors in the resolution or resolutions providing for the issue of such series of preferred stock pursuant to the authority to do so which is hereby expressly vested in the board of directors.

          Except as otherwise provided in any resolution or resolutions of the board of directors providing for the issue of any particular series of preferred stock, the number of shares of stock of any such series so set forth in such resolution or resolutions may be increased or decreased (but not below the number of shares of such series then outstanding) by a resolution or resolutions likewise adopted by the board of directors.

          Except as otherwise provided in any resolution or resolutions of the board of directors providing for the issue of any particular series of preferred stock, preferred stock redeemed or otherwise acquired by the corporation shall assume the status of authorized but unissued preferred stock and shall be unclassified as to series and may thereafter, subject to the provisions of this Article IV and to any restrictions contained in any resolution or resolutions of the board of directors providing for the issue of any such series of preferred stock, be reissued in the same manner as-other authorized but unissued preferred.

          Except as otherwise specifically required by law or as specifically provided in any resolution or resolutions of the board of directors providing for the issue of any particular series of preferred stock, the exclusive voting power of the corporation shall be vested in the common stock of the corporation. Each share of common stock entitles the holder thereof to one vote at all meetings of the stockholders of the corporation.

                             FIBER INDUSTRIES, INC.

                           CERTIFICATE OF DESIGNATION

                        OF THE PREFERENCES AND RIGHTS OF

                            THE 15-1/2% EXCHANGEABLE

                    PREFERRED STOCK, PAR VALUE $.01 PER SHARE

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

     The following resolution was duly adopted by the Board of Directors of Fiber Industries, Inc., a Delaware corporation (the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, on January 26, 1988:

     Whereas, the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") authorizes the issuance by the Corporation of a class of preferred stock, par values $.01 per share ("Preferred Stock"), by the Corporation;

     RESOLVED that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board of Directors") by the provisions of the Certificate of Incorporation, the Board of Directors hereby authorizes the issuance of a series of Preferred Stock which shall consist of 20,000 of the shares of Preferred Stock which the Corporation now has authority to issue, and the Board of Directors hereby fixes the designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Corporation which are applicable to the Preferred Stock) as follows:

          (i) Designation and Number of Shares. The designation of said series of the Preferred Stock authorized by this resolution shall be "15-1/2% Exchangeable Preferred Stock" (the "Exchangeable Preferred"). The number of shares of Exchangeable Preferred that may be issued by the Corporation shall be 20,000.

          (ii) Accrual and Payment of Dividends.

          (a) Holders of record of shares of Exchangeable Preferred shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative dividends at the annual rate of $155 per share commencing from the issuance date thereof, and no more, payable in cash in equal quarterly payments. Such dividends shall be payable on the first business day on or following each February 1, May 1, August 1 and

     November 1 (hereinafter referred to as a "Dividend Payment Date") commencing May 1, 1988 to persons who are holders of record of the Exchangeable Preferred on the immediately preceding January 15, April 15, July 15 or October 15, as the case may be (a "Record Date"). Such dividends with respect to any share of Exchangeable Preferred shall be cumulative and shall accrue (whether or not declared) from the date of issue thereof to the date of cancellation or redemption thereof.

          (b) The amount of any dividends accrued on any outstanding share of Exchangeable Preferred at the end of any completed dividend period shall be deemed to be the amount of any unpaid dividends accrued thereon to and including the end of such completed dividend period, whether or not declared, and the amount of dividends accrued on any outstanding share of Exchangeable Preferred at any date other than the end of any completed dividend period shall be calculated as the amount of any unpaid dividends accrued thereon to and including the end of the next preceding dividend period, whether or not earned or declared, plus an amount calculated on the basis of the applicable dividend rate described in subparagraph (ii)(a) above for the period after such next preceding completed dividend period to and including the date as of which the calculation is made, based on the actual number of days elapsed in such dividend period in relation to the total number of days in such dividend period. For purposes of this subparagraph, dividends shall be deemed to accrue daily.

          (c) So long as any of the Exchangeable Preferred is outstanding, the Corporation will not declare or pay or set apart for payment any dividends (other than a dividend in Common Stock or in any other class of stock ranking junior to the Exchangeable Preferred both as to dividends and upon liquidation) or make any other distribution on the Common Stock or any other class of stock of the Corporation ranking junior to the Exchangeable Preferred either as to dividends or upon liquidation, and will not redeem, purchase or otherwise acquire for value, or set apart money for any sinking or other analogous fund for the redemption or purchase of, any shares of Common Stock or any such other junior class unless all dividends on the Exchangeable Preferred for all Dividend Payment Dates prior to or concurrent with the payment with respect to any such dividend, distribution, redemption, purchase or acquisition as to such Common Stock or other junior class (in any such case, a "Junior Payment"), and, if the Junior Payment does not occur on a Dividend Payment Date for the Exchangeable Preferred, for the next succeeding Dividend Payment Date, either (i) shall have been paid or (ii) declared and a sum sufficient for the payment thereof placed by the Corporation in an irrevocable trust with a bank or trust company (having capital and surplus of not less than $100,000,000) in the Borough of Manhattan, the City of New York (a "Trust") for the benefit of the holders of the Exchangeable Preferred. No dividends shall be paid upon, or declared or set apart for, any shares of any class or series of stock of the Corporation ranking on a parity with the Exchangeable Preferred in the payment of dividends for any dividend period unless at the same time a like proportionate dividend for the same dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Exchangeable Preferred then issued and outstanding and entitled to receive such dividend.

          (d) If and so long as the Corporation shall be in default of any obligation to make any Mandatory Redemption required by paragraph (iv)(b), the Corporation shall not directly or indirectly purchase, redeem or discharge any mandatory redemption, sinking fund or any other similar obligation in respect of any shares of any class or series of stock of the Corporation ranking on a parity with the Exchangeable Preferred in the payment of dividends or upon liquidation.

          (iii) Liquidation.

          (a) The shares of Exchangeable Preferred shall be preferred over the shares of Common Stock and every other class of stock junior to the Exchangeable Preferred either as to dividends or upon liquidation, as to assets so that in the event of any liquidation (complete or partial), dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Exchangeable Preferred shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or on any other class of stock junior to the Exchangeable Preferred upon any such liquidation, dissolution or winding up, an amount in cash equal to $1,000 per share (the "Liquidation Value") plus all dividends (whether or not earned or declared) accrued and unpaid on the shares of Exchangeable Preferred (the "Liquidation Payment"). If, upon any liquidation (complete or partial), dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Exchangeable Preferred are insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full.

          (b) Written notice of any liquidation, dissolution or winding up of the Corporation, stating a payment date, the amount of the Liquidation Payment and the place where the amount distributable shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to each holder of record of Exchangeable Preferred, such notice to be addressed to each such holder at its post office address as shown by the records of the Corporation.

          (c) For the purposes of this paragraph (iii), neither the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with one or more other corporations, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, unless such voluntary sale, lease, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

          (d) After the payment in cash to the holders of shares of the Exchangeable Preferred of the full amount of the Liquidation Payment with respect to outstanding shares of Exchangeable Preferred, the holders of outstanding shares of Exchangeable Preferred shall have no right or claim, based on their ownership of shares of Exchangeable Preferred, to any of the remaining assets of the Corporation.

          (iv) Redemption. The Exchangeable Preferred shall not be redeemable except as set forth below:

               (a) On or after May 1, 1991, the Corporation may, at its sole option, at any time redeem the shares of Exchangeable Preferred then outstanding, in whole or in part (provided that any such partial redemption shall not be for less than 1,000 shares of Exchangeable Preferred), in accordance with paragraph (v) (each, an "Optional Redemption"). In the event of any such redemption the Board of Directors shall, by resolution, fix the redemption date, which date shall be a Dividend Payment Date no more than 60 and not less than 30 days from the date the Corporation notifies the holders of outstanding shares of Exchangeable Preferred of the Optional Redemption pursuant to paragraph v(c) hereof for such shares.

               (b) On May 1, 1999 and May 1, 2000, the Corporation shall, but subject to any limitations contained in the credit facility dated as of January 15, 1988 (and any amendments thereto or refinancings of the indebtedness represented thereby) among the Company, the banks parties thereto and The Chase Manhattan Bank, N.A., as agent (such credit facility and any amendments thereto or refinancings of the indebtedness represented thereby being hereinafter referred to as the "Credit Agreement") and in the indenture dated as of January 15, 1988 (and any amendments thereto or refinancings of the indebtedness represented thereby), between the Company and MTrust Corp, as trustee pursuant to which the Company will issue up to $120,000,000 aggregate principal amount of its Senior Subordinated Increasing Rate Notes due January 15, 1995 (such indenture and any such amendments thereto or refinancings of the indebtedness represented thereby being hereinafter referred to as the "Indenture"), redeem a number of outstanding shares, if any, of Exchangeable Preferred having a Liquidation Value equal to 33 1/3% of the excess, on such redemption date, of (i) the aggregate Liquidation Value of all shares of Exchangeable Preferred originally issued over (ii) the aggregate Liquidation Value of all shares of Exchangeable Preferred theretofore exchanged for Exchange Debentures pursuant to paragraph (vi) below; and all outstanding shares of Exchangeable Preferred shall be redeemed by the Corporation on January 15, 2001 (each, a "Mandatory Redemption"), all in accordance with paragraph (v). The Corporation's obligations under this subparagraph (iv)(b) shall not be affected by any Optional Redemption.

          (v) Terms of Redemption.

          (a) The redemption price for each share of Exchangeable Preferred redeemed pursuant to an Optional Redemption shall be 100% of its Liquidation Value, except that each share of Exchangeable Preferred redeemed on or before May 1, 1996 shall be redeemed at a redemption price of the sum of (i) 100% of its Liquidation Value, (ii) a premium, if any, determined as hereinafter provided in this subparagraph (v)(a), and (iii) accrued and unpaid dividends through the redemption date.

     The premium for any Optional Redemption occurring on or before May 1, 1996 shall be determined by computing the positive remainder, if any, of (A) the present value, as of the date of such redemption, of the sum of (1) the aggregate Liquidation Value of the shares to be redeemed, assuming for purposes of this computation that such Liquidation Value would be realized on May 1, 1996 plus (2) all scheduled dividend payments with respect to such shares from the respective dates on which, but for such redemption, such dividend payments would have been payable through May 1, 1996, discounted on a quarterly compounded basis utilizing a discount factor equal to the Reinvestment Yield (as hereinafter defined), minus (B) the aggregate Liquidation Value of the shares of Preferred Stock to be redeemed under this subparagraph (v)(a). For purposes of this subparagraph (v)(a), "Reinvestment Yield" means one-fourth of the lesser of (A) 15.5% and (B) 3.50% plus the arithmetic mean of the two most recent weekly average yields to maturity for actively traded marketable U.S. Treasury fixed interest rate securities with maturity dates closest to May 1, 1996, as published by the Federal Reserve Board in its Statistical Release H.15(519) for the two calendar weeks ending on the Saturday next preceding the date of the proposed redemption or, if such average is not published for such period, of such reasonably comparable index as may be designated by the holder or holders of at least two-thirds of the shares of Exchangeable Preferred to be redeemed pursuant to this subparagraph (v)(a). The Reinvestment Yield shall be calculated from the interpolated U.S. Treasury yields on a straight-line basis, rounding to the nearest month.

          (b) The redemption price for each share of Exchangeable Preferred redeemed pursuant to a Mandatory Redemption shall be 100% of the Liquidation Value of such share, together with accrued but unpaid dividends through the redemption date.

          (c) Not less than 30 nor more than 60 days prior to the date fixed for an Optional Redemption or an exchange pursuant to paragraph (vi) below or prior to the scheduled date of any Mandatory Redemption, a notice of the time, date and place thereof shall be given to the holders of record of the shares of Exchangeable Preferred so to be redeemed in such manner as may be prescribed by the Board of Directors and such notice shall specify the number of shares of Exchangeable Preferred to be redeemed, together with the premium, if any, to be paid in respect thereof (expressed by reference to the Reinvestment Yield) and the date fixed for such redemption.

          (d) Subject to any limitations contained in the Credit Agreement and the Indenture, the Corporation may deposit the aggregate redemption price of Exchangeable Preferred to be redeemed in a Trust prior to the redemption date. If notice of redemption shall have been duly mailed, and upon making such deposit, or, if no such deposit is made, then upon such redemption date (provided that payment thereof is made available by the Corporation on the redemption date), holders of the Exchangeable Preferred to be redeemed on such date shall cease to be stockholders with respect to such shares and thereafter such shares shall no longer be transferable on the books of the Corporation and such holders shall have no interest in or claim against the Corporation with respect to such shares except the right to receive payment of the redemption price (including all dividends (whether or not earned or declared) accrued and unpaid to the date fixed for redemption) upon surrender of their certificates. Any funds deposited and unclaimed at the end of two years from the date fixed for redemption shall be repaid to the Corporation upon its request, after which repayment the holders of shares to have been redeemed shall look only to the Corporation for payment of the redemption price. The Board of Directors may cause the transfer books of the Corporation to be closed after sending out the notice required by paragraph v(b) hereof.

          (e) Any redemption of the Exchangeable Preferred under any Optional Redemption or Mandatory Redemption shall be accomplished out of funds legally available for such purpose at the redemption price and in the manner and with the effect provided in this paragraph (v). In the event the Corporation is required to redeem any shares of Exchangeable Preferred pursuant to a Mandatory Redemption and does not. have sufficient funds legally available to redeem all such shares on the applicable Dividend Payment Date, it shall use the funds available, if any, to redeem shares pro rata.

          (f) If less than all of the outstanding shares of the Exchangeable Preferred are to be redeemed pursuant to any Optional Redemption, Mandatory Redemption or exchange pursuant to paragraph (vi), the shares of Exchangeable Preferred to be redeemed or exchanged shall be determined pro rata (as nearly as may be, with adjustments to equalize for any prior redemptions) to all holders of Exchangeable Preferred, according to the respective number of shares of Exchangeable Preferred held by such holders (and for such purpose, if any holder shall hold shares of Exchangeable Preferred evidenced by more than one certificate such redemption shall also be allocated on such basis among such certificates as such holder shall request on a timely basis).

          (g) Prior to the redemption date of any Optional Redemption, as promptly as possible after the redemption price can be determined, the Corporation shall deliver to each holder of shares to be redeemed a copy of the calculation of the redemption price.

          (h) Upon any redemption of shares of Exchangeable Preferred, the shares of Exchangeable Preferred so redeemed shall have the status of authorized and unissued shares of Preferred Stock, unclassified as to series, and the number of shares of Preferred Stock which the Corporation shall have authority to issue shall not be decreased by the redemption of shares of Exchangeable Preferred. No shares of Exchangeable Preferred so redeemed shall be reissued as Exchangeable Preferred.

          (vi) Exchange.

          (a) Except as provided below, the Corporation may exchange for shares of Exchangeable Preferred then outstanding (in whole or in part, provided that any such partial exchange shall be for not less than 1,000 shares), at its sole option on any Dividend Payment Date following May 1, 1990 its Junior Subordinated Exchange Debentures (the "Exchange Debentures"), issued pursuant to an indenture in the form attached hereto as Exhibit A, on the terms set forth in subparagraph (vi)(b). The Corporation's right to exchange the Exchange Debentures for Exchangeable Preferred pursuant to this paragraph (vi) shall be suspended at any time during which (w) a default or an event of default has occurred and is continuing under any loan agreement, indenture or other evidence of indebtedness to which the Corporation is a party or to the extent that any such issuance would result in such a default or event of default, (x) such exchange is prohibited by applicable law or any applicable provisions contained in the Certificate of Incorporation, any loan agreement, indenture or other evidence of indebtedness to which the Corporation is a party which limits the Corporation's indebtedness (y) accrued dividends on any shaves of Exchangeable Preferred have not been paid or (z) if the Exchangeable Preferred as a series has been registered pursuant to the Securities Act of 1933 (the "Act"), a registration statement under the Act relating to the Exchange Debentures has not been filed with, and been declared effective by, the Securities and Exchange Commission or the Indenture has not been qualified under the Trust Indenture Act of 1939.

          (b) Exchange Debentures issued pursuant to subparagraph (vi)(a) shall be exchanged for Exchangeable Preferred in a principal amount equal to the aggregate Liquidation Value of shares of Exchangeable Preferred being exchanged; provided that, as a condition to any such exchange, the Corporation shall have declared and paid, or set apart in trust a sum sufficient for the payment of, all accrued and unpaid dividends on the shares of Exchangeable Preferred so exchanged to the date of such exchange.

          (vii) Voting. (a) The holders of shares of Exchangeable Preferred shall have no voting rights whatsoever, except as hereinafter provided. In addition to any voting rights to which the holders of shares of Exchangeable Preferred may be entitled under the laws of the State of Delaware, the holders of Exchangeable Preferred shall have the following voting rights:

               (1) If and whenever at any time or times (A) dividends payable on Exchangeable Preferred shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six (6) quarterly periods (whether or not consecutive) or
          (B) the Corporation shall have failed to effect a Mandatory Redemption as provided in subparagraph (iv)(b), then the number of directors constituting the Board of Directors shall, without further action, be increased by two (hereinafter referred to as the "Additional Directors") and the holders of Exchangeable Preferred shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to elect the Additional Directors to fill such newly created directorships, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor, at each meeting of stockholders held for the purpose of electing directors.

               (2) Whenever the voting rights of the Exchangeable Preferred set forth in subparagraph (vii)(a)(1) shall have vested, such rights may be exercised initially either at a special meeting of the holders of the Exchangeable Preferred having such voting right, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, or by the written consent of the holders of the Exchangeable Preferred entitled to vote thereon pursuant to Section 228 of the Delaware General Corporation Law. Such voting right shall continue until such time as (A) all cumulative dividends accumulated on the Exchangeable Preferred shall have been paid in full; and (B) all scheduled Mandatory Redemptions or similar obligations with respect to any other series shall have been made; at which time such voting rights of the holders of the Exchangeable Preferred shall terminate, subject to revesting in the event of each and every subsequent non-payment of dividends of the character indicated in subparagraph (vii)(a)(1) or failure to effect a Mandatory Redemption as required by subparagraph (iv)(b).

               (3) At any time when such voting rights shall have vested in any of the holders of the Exchangeable Preferred, and if such rights shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of record of 10% in number of shares of Exchangeable Preferred outstanding then having such voting rights, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Exchangeable Preferred having such voting rights and of any other class or classes of stock having voting power with respect thereto for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 20 days after the personal service of such written request upon the Secretary of the Corporation, or within 20 days after mailing the same within the United States of America, by registered mail addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least 10% in number of shares of the Exchangeable Preferred then outstanding which would be entitled to vote at such meeting may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided in this subparagraph (3). Any holder of the Exchangeable Preferred which would be entitled to vote at such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

               (4) At any meeting held for the purpose of electing directors at which the holders of Exchangeable Preferred shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 33-1/3% of the then outstanding shares of Exchangeable Preferred having such right shall be required and be sufficient to constitute a quorum of such class for the election of directors by such class. At any such meeting or adjournment thereof
          (A) the absence of a quorum of the holders of the Exchangeable Preferred having such right shall not prevent the election of directors other than those to be elected by the holders of stock of such class and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Exchangeable Preferred entitled to elect such directors and (B) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

               (5) The term of office of all Additional Directors in office at any tine when the aforesaid voting rights are vested in the holders of the Exchangeable Preferred having such voting rights shall terminate upon the election of their successors by the holders of such Exchangeable Preferred at any meeting of stockholders for the purpose of electing directors. Upon any termination of the aforesaid voting rights, the term of office of all Additional Directors then in office shall thereupon terminate and upon such termination the number of directors constituting the Board of Directors shall, without further action, be reduced by that number of Additional Directors whose terms expire pursuant to this subparagraph (vii)(a)(5), subject always to the increase of the number of directors pursuant to subparagraph
          (vii)(a)(1) in case of the future right of the holders of the Exchangeable Preferred to elect Additional Directors.

               (6) In exercising such voting rights, each share of Exchangeable Preferred shall be entitled to one vote.

          (b) So long as any shares of the Exchangeable Preferred remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 66 2/3% of the number of shares of the Exchangeable Preferred then outstanding (1) approve the issuance of any additional shares of Preferred Stock or any capital stock in each case ranking senior to or pari passu with the Exchangeable Preferred either as to dividends or upon liquidation or increase the authorized number of shares of Preferred Stock or of any class or classes of stock ranking prior to or pari passu with the Exchangeable Preferred either as to dividends or upon liquidation, or (2) amend, alter or repeal any of the provisions of this Certificate, or of the Certificate of Incorporation of the Corporation, so as to affect adversely the preferences, special rights or powers of the Exchangeable Preferred, or (3) approve the merger or consolidation of the Corporation with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock and no other equity securities either authorized or outstanding ranking prior to the Exchangeable Preferred either as to the payment of dividends or upon liquidation, except the same number of shares of stock and the same amount of other securities with the same rights and preferences as the stock and other equity securities of the Corporation respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of Exchangeable Preferred immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of stock of the resulting corporation, or (4) approve the purchase or redemption of less than all the Exchangeable Preferred at the time outstanding unless the full accrued dividends for all prior and the then current dividend periods shall either (i) have been paid or (ii) declared and a sum sufficient for the payment thereof set apart for such payment; provided, however, that the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least 95% of the number of shares of Exchangeable Preferred then outstanding, take any action which would amend the provisions hereof relating to dividends on or Mandatory Redemptions of the Exchangeable Preferred.

          (c) Notwithstanding anything in subparagraph (vii)(a) or (b) to the contrary, no holder of any shares of Exchangeable Preferred shall be entitled to such voting rights, and such holder will be prohibited from exercising such voting rights, to the extent that such holder's being entitled to such voting rights would cause such holder or its affiliates to be in violation of any law, regulation, order, rule or other requirement of any government authority restricting or prohibiting such holder or its affiliates from owning, directly or indirectly, or controlling or having the power to control or have the power to vote the Exchangeable Preferred. Any shares for which voting rights shall not be permitted in accordance with this subparagraph (vii)(c) shall be excluded for purposes of determining whether the required votes shall have been obtained or whether a quorum has been obtained on any matter to be voted upon by the holders of Exchangeable Preferred pursuant to paragraph (vii).

          (viii) No Consent for Certain Actions. No consent (other than as may be provided in paragraph (vii)) of holders of the Exchangeable Preferred shall be required for (among other things) (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation of any class of stock of the Corporation ranking junior both as to dividends and upon liquidation to the Exchangeable Preferred or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

     IN WITNESS WHEREOF, I have signed this certificate and caused the corporate seal of the Corporation to be hereunder affixed this _____ day of January, 1988.


                                        ----------------------------------------
                                        President of Fiber Industries, Inc.


Attest:


-------------------------------------
Secretary

================================================================================

                             FIBER INDUSTRIES, INC.

                                       TO

                        MTRUST CORP, NATIONAL ASSOCIATION

                                     Trustee

                                    INDENTURE

                                   ----------

                      Dated as of _________________, 198[_]

                                   ----------

                                   $20,000,000
                     Junior Subordinated Exchange Debentures
                              due January 15, 2001

================================================================================

                             FIBER INDUSTRIES, INC.

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of ______________ ____, 198[_]

Trust Indenture Act Section                                    Indenture Section
---------------------------                                    -----------------
Section 310(a)(1)...........................................     609
           (a)(2)...........................................     609
           (a)(3)...........................................     Not Applicable
           (a)(4)...........................................     Not Applicable
           (b)..............................................     608
Section 311(a)..............................................     613(a)
           (b)..............................................     613(b)
           (b)(2)...........................................     703(a)(2)
                                                                 703(b)
Section 312(a)..............................................     701
                                                                 702(a)
           (b)..............................................     702(b)
           (c)..............................................     702(c)
Section 313(a)..............................................     703(a)
           (b)..............................................     703(b)
           (c)..............................................     703(a), 703(b)
           (d)..............................................     703(c)
Section 314(a)..............................................     704
           (b)..............................................     Not Applicable
           (c)(1)...........................................     102
           (c)(2)...........................................     102
           (c)(3)...........................................     Not Applicable
           (d)..............................................     Not Applicable
           (e)..............................................     102
Section 315(a)..............................................     601(a)
           (b)..............................................     602
                                                                 703(a)(60
           (c)..............................................     601(b)
           (d)..............................................     601(c)
           (d)(1)...........................................     601(a)(1)
           (d)(2)...........................................     601(c)(2)
           (d)(3)...........................................     601(c)(3)
           (e)..............................................     514
Section 316(a)..............................................     101
           (a)(1)(A)........................................     502
                                                                 512
           (a)(1)(B)........................................     513

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of this Indenture.

           (a)(2)...........................................     Not Applicable
           (b)..............................................     508
Section 317(a)(1)...........................................     503
           (a)(2)...........................................     504
           (b)..............................................     1003
Section 318(a)..............................................     107


                                      (ii)

                               TABLE OF CONTENTS*

Parties....................................................................    1
Recitals of the Company....................................................    1

ARTICLE ONE Definitions and Other Provisions...............................    1
   SECTION 101.  Definitions...............................................    1
      Acceleration.........................................................    2
      Act..................................................................    2
      Affiliate............................................................    2
      Agent................................................................    2
      Authenticating Agent.................................................    2
      Authorized Denominations.............................................    2
      Bank Credit Agreement................................................    3
      Board of Directors...................................................    3
      Board Resolution.....................................................    3
      Business Day.........................................................    3
      Capital Stock........................................................    3
      Commission...........................................................    3
      Company..............................................................    3
      Company Request; Company Order.......................................    3
      Corporate Trust Office...............................................    3
      Corporation..........................................................    3
      Default..............................................................    3
      Defaulted Interest...................................................    3
      Effective Time.......................................................    3
      Event of Default.....................................................    4
      Exempt Securities....................................................    4
      Government Obligations...............................................    4
      Holder...............................................................    4
      Increasing Rate Note Indenture.......................................    4
      Increasing Rate Notes................................................    4
      Incur................................................................    4
      Indebtedness.........................................................    5
      Indenture............................................................    5
      Insolvency or Liquidation Proceeding.................................    5
      Interest Payment Date................................................    5
      Maturity.............................................................    5
      Officer..............................................................    5
      Officers' Certificate................................................    5
      Opinion of Counsel...................................................    5
      Outstanding..........................................................    6

----------
* This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


                                       (i)

      Paying Agent.........................................................    6
      Person...............................................................    6
      Predecessor Security.................................................    6
      Principal............................................................    7
      Redemption Date......................................................    7
      Redemption Price.....................................................    7
      Regular Record Date..................................................    7
      Reinvestment Yield...................................................    7
      Representative.......................................................    7
      Responsible Officer..................................................    7
      Securities...........................................................    7
      Securities Act.......................................................    7
      Security Register and Security Registrar.............................    8
      Senior Indebtedness..................................................    8
      Senior Subordinated Indebtedness.....................................    8
      Senior Subordinated Indenture........................................    8
      Significant Subsidiary...............................................    8
      Special Record Date..................................................    9
      Stated Maturity......................................................    9
      Subsidiary...........................................................    9
      Trustee..............................................................    9
      Trust Indenture Act..................................................    9
      Vice President.......................................................    9
      Voting Stock.........................................................    9
   SECTION 102.  Compliance Certificates and Opinions......................    9
   SECTION 103.  Form of Documents Delivered to Trustee....................   10
   SECTION 104.  Acts of Holders...........................................   10
   SECTION 105.  Notices, Etc. to Trustee and Company......................   11
   SECTION 106.  Notice to Holders; Waiver.................................   11
   SECTION 107.  Conflict with Trust Indenture Act.........................   12
   SECTION 108.  Effect of Headings and Table of Contents..................   12
   SECTION 109.  Successors and Assigns....................................   12
   SECTION 110.  Separability Clause.......................................   12
   SECTION 111.  Benefits of Indenture.....................................   12


                                      (ii)

   SECTION 112.  Choice of Law; Consent go Jurisdiction....................   13
   SECTION 113.  Legal Holidays............................................   13
   SECTION 114.  Limitation on Agreements..................................   13
   SECTION 115.  Execution in Counterparts.................................   14

ARTICLE TWO SECURITY FORMS.................................................   14
   SECTION 201.  Forms Generally...........................................   14
   SECTION 202.  Form of Face of Security..................................   15
   SECTION 203.  Form of Reverse of Security...............................   17
   SECTION 204.  Form of Trustee's Certificate of Authentication...........   19

ARTICLE THREE THE SECURITIES...............................................   20
   SECTION 301.  Title and Terms...........................................   20
   SECTION 302.  Denominations.............................................   20
   SECTION 303.  Execution, Authentication, Delivery and Dating............   21
   SECTION 304.  Temporary Securities......................................   21
   SECTION 305.  Registration, Registration of Transfer and Exchange.......   21
   SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..........   22
   SECTION 307.  Payment of Interest; Interest Rights Preserved............   23
   SECTION 308.  Persons Deemed Owners.....................................   24
   SECTION 309.  Cancellation..............................................   25
   SECTION 310.  Computation of Interest...................................   25

ARTICLE FOUR SATISFACTION AND DISCHARGE....................................   25
   SECTION 401.  Satisfaction and Discharge of Indenture...................   25


                                      (iii)

   SECTION 402.  Application of Trust Money................................   26

ARTICLE FIVE REMEDIES......................................................   26
   SECTION 501.  Events of Default.........................................   26
   SECTION 502.  Acceleration of Maturity; Rescission and Annulment........   28
   SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                 Trustee...................................................   29
   SECTION 504.  Trustee May File Proofs of Claim..........................   30
   SECTION 505.  Trustee May Enforce Claims Without Possession of
                 Securities................................................   31
   SECTION 506.  Application of Money Collected............................   31
   SECTION 507.  Limitation on Suits.......................................   31
   SECTION 508.  Unconditional Right of Holders to Receive Principal,
                 Premium and Interest......................................   32
   SECTION 509.  Restoration of Rights and Remedies........................   32
   SECTION 510.  Rights and Remedies Cumulative............................   33
   SECTION 511.  Delay or Omission Not Waiver..............................   33
   SECTION 512.  Control by Holders........................................   33
   SECTION 513.  Waiver of Past Defaults...................................   33
   SECTION 514.  Undertaking for Costs.....................................   34
   SECTION 515.  Waiver of Stay or Extension Laws..........................   34

ARTICLE SIX THE TRUSTEE....................................................   34
   SECTION 601.  Certain Duties and Responsibilities.......................   34
   SECTION 602.  Notice of Defaults........................................   35
   SECTION 603.  Certain Rights of Trustee.................................   36


                                      (iv)

   SECTION 604.  Not Responsible for Recitals or Issuance of Securities....   37
   SECTION 605.  May Hold Securities.......................................   37
   SECTION 606.  Money Held in Trust; Investment of Money..................   37
   SECTION 607.  Compensation and Reimbursement............................   38
   SECTION 608.  Disqualification; Conflicting Interests...................   38
   SECTION 609.  Corporate Trustee Required; Eligibility...................   43
   SECTION 610.  Resignation and Removal; Appointment of Successor.........   43
   SECTION 611.  Acceptance of Appointment by Successor....................   44
   SECTION 612.  Merger, Conversion, Consolidation or Succession to
                 Business..................................................   45
   SECTION 613.  Preferential Collection of Claims Against Company.........   45
   SECTION 614.  Appointment of Authenticating Agent.......................   49

ARTICLE SEVEN HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY.............   51
   SECTION 701.  Company to Furnish Trustee Names and Addresses of
                 Holders...................................................   51
   SECTION 702.  Preservation of Information; Communications to Holders....   51
   SECTION 703.  Reports by Trustee........................................   52
   SECTION 704.  Reports by Company........................................   53

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE,...........................   55
   SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms......   55
   SECTION 802.  Successor Substituted.....................................   56

ARTICLE NINE SUPPLEMENTAL INDENTURES.......................................   56
   SECTION 901.  Supplemental Indentures Without Consent of Holders........   56
   SECTION 902.  Supplemental Indentures With Consent of Holders...........   56


                                       (v)

   SECTION 903.  Execution of Supplemental Indentures......................   57
   SECTION 904.  Effect of Supplemental Indentures.........................   57
   SECTION 905.  Conformity with Trust Indenture Act.......................   58
   SECTION 906.  Reference in Securities to Supplemental Indentures........   58
   SECTION 907.  Limitations on Amendments.................................   58

ARTICLE TEN COVENANTS......................................................   58
   SECTION 1001. Payment of Securities.....................................   59
   SECTION 1002. Maintenance of Office or Agency...........................   59
   SECTION 1003. Money for Security Payments to Be Held in Trust...........   59
   SECTION 1004. Preservation of Corporate Existence.......................   60
   SECTION 1005. Maintenance of Properties.................................   60
   SECTION 1006. Payment of Taxes and Other Claims.........................   61
   SECTION 1007. Statement by Officers as to Default.......................   61
   SECTION 1008. Waiver of Certain Covenants...............................   61

ARTICLE ELEVEN REDEMPTION OF SECURITIES....................................   62
   SECTION 1101. Right of Redemption.......................................   62
   SECTION 1102. Applicability of Article..................................   62
   SECTION 1103. Election to Redeem; Notice to Trustee.....................   62
   SECTION 1104. Selection by Trustee of Securities to Be Redeemed.........   63
   SECTION 1105. Notice of Redemption......................................   63
   SECTION 1106. Deposit of Redemption Price...............................   63
   SECTION 1107. Securities Payable on Redemption Date.....................   64


                                      (vi)

   SECTION 1108. Securities Redeemed in Part...............................   64

ARTICLE TWELVE SINKING FUND................................................   64
   SECTION 1201. Sinking Fund Payments.....................................   64
   SECTION 1202. Redemption of Securities for Sinking Fund.................   65

ARTICLE THIRTEEN SUBORDINATION OF SECURITIES...............................   65
   SECTION 1301. Agreement of Subordination................................   65
   SECTION 1302. Payments to Holders.......................................   65
   SECTION 1303. Subrogation of Securities.................................   67
   SECTION 1304. Authorization by Holders..................................   68
   SECTION 1305. Notice to Trustee.........................................   68
   SECTION 1306. Trustee's Relation to Senior Indebtedness.................   69
   SECTION 1307. No Impairment of Subordination............................   69
   SECTION 1308. Reliance on Judicial Order or Certificate of
                 Liquidating Agent.........................................   70
   SECTION 1309. Article Applicable to Paying Agents.......................   70

ARTICLE FOURTEEN IMMUNITY OF CORPORATE STOCKHOLDERS,.......................   70
   SECTION 1401. Indenture and Securities Solely Corporate Obligations.....   70


                                      (vii)

     INDENTURE, dated as of ______________, 198[__], between Fiber Industries, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation or corporations under the Indenture), having its principal office at Charlotte, North Carolina 23201, and MTrust Corp. National Association, a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its Junior Subordinated Exchange Debentures (herein called the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed. for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     SECTION 101 Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the generally accepted accounting principles which shall be applied under this Indenture are those which shall be in effect from time to time, unless a change in a principle of accounting in effect on the date hereof would cause the Company to be in Default, in which event the generally accepted accounting principles as in effect on the date hereof will be applied; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Acceleration" means, (a) with respect to any Indebtedness, any event pursuant to which such Indebtedness or any portion thereof becomes or is declared to be due and payable prior to the date on which such Indebtedness would otherwise be or become due and payable and (b) with respect to any Indebtedness (including Indebtedness under the Bank Credit Agreement) which, by its terms, is required, subject to the satisfaction of specified conditions, to be renewed, refunded or extended, any failure of such Indebtedness (or such portion thereof as is so required to be renewed, refunded or extended) to be so renewed, refunded or extended by reason of either (i) the failure, of one or more of such specified conditions to be satisfied, other than pursuant to any optional prepayment or scheduled amortization of such Indebtedness or (ii) the breach by the holder or holders of such Indebtedness of its or their respective obligations to renew, refund or extend such Indebtedness.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104(a).

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means the then acting Agent (or if there is then more than one Agent a majority of the Agents) under the Bank Credit Agreement or any successor thereto exercising substantially the same rights and powers or, if there is then no acting Agent under the Bank Credit Agreement or there is then no such successor, holders of Senior Indebtedness under or with respect to the Bank Credit Agreement holding a majority of the principal amount of Senior Indebtedness outstanding thereunder.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

     "Authorized Denominations" has the meaning specified in Section 302.

     "Bank Credit Agreement" means the Credit Agreement dated as of January 28, 1988 among the Company, the Banks named therein and Chase Manhattan Bank (National Association), as Agent, as the same may from time to time be amended, renewed, supplemented, restated or otherwise modified.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the State of North Carolina, the State of Texas or the State of New York are authorized or obligated by law or executive order to close.

     "Capital Stock" means, in the case of any Corporation, any and all shares (however designated) of the capital stock of such Corporation now or hereafter outstanding.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at Three Allen Center, 333 Clay Street, Houston, Texas 77002 at which at any particular time its corporate trust business shall be administered.

     "Corporation" means a corporation, association, company, joint-stock company or business trust.

     "Default" means any event which after the giving of notice or the passage of time or both would constitute an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Effective Time" has the meaning specified in Section 201.

     "Event of Default" has the meaning specified in Section 501.

     "Exempt Securities" means common or preferred stock of the Company or warrants, rights or options issued by the Company to purchase such common or preferred stock, provided that such common or preferred stock or such warrants, rights or options shall constitute Exempt Securities only if issued for the purpose of funding, financing, or refinancing, at any time, all or a portion of the Securities, including related fees, expenses and other transaction costs. The term "Exempt Proceeds of Exempt Securities" means the aggregate cash proceeds received by the Company from the issuance of Exempt Securities (after underwriting commissions and other transaction expenses).

     "Government Obligations" means bonds or other securities which, as to principal and interest, constitute (i) direct obligations of the United States of America or (ii) direct obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed by the United States of America which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depositary receipt.

     "Holder" means a Person in whose name a Security is registered in the Security Register and any Person who is the holder of a Security which is deemed to be Outstanding hereunder.

     "Increasing Rate Note Indenture" means the Indenture between the Company and MTrust Corp, National Association, as trustee, dated as of January 15, 1988, pursuant to which the Company has issued up to $120,000,000 aggregate principal amount of the Company's Senior Subordinated Increasing Rate Notes.

     "Increasing Rate Notes" means the $120,000,000 aggregate principal amount of the Company's Senior Subordinated Increasing Rate Notes issued pursuant to the Increasing Rate Note Indenture.

     "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, assume, guarantee, incur or otherwise become liable in respect of such Indebtedness or other obligation (and "Incurrence", "Incurred" and "Incurring" shall have meanings correlative to the foregoing), provided that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

     "Indebtedness" means, with respect to any Person, and without duplication,
(i) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), (ii) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit or bankers' acceptances issued for the account of such Person or with respect to interest rate protection agreements or currency exchange agreements, (iii) all obligations and other liabilities (contingent or otherwise) of such Person with respect to any conditional sale, installment sale or other title retention agreement, purchase money mortgage or security interest, or otherwise to pay the deferred purchase price of property or services (except trade accounts payable and accrued expenses arising in the ordinary course of business) or in respect of any sale and leaseback arrangement, (iv) all obligations and liabilities (contingent or otherwise) in respect of leases by such Person as lessee which, in conformity with generally accepted accounting principles, are required to be accounted for as capitalized lease obligations on the balance sheet of such Person and (v) all direct or indirect guaranties or similar agreements in respect of, and obligations or liabilities (contingent or otherwise) to purchase or otherwise acquire or otherwise to assure a creditor against loss in respect of, indebtedness, obligations or liabilities of others and of the types specified in clauses (i) through (iv) above.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Insolvency or Liquidation Proceeding" means (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to its assets, or (ii) any liquidation, dissolution, reorganization or winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or Chief Financial Officer of the Company.

     "Officers' Certificate" means a certificate signed by two Officers one of whom must be the Chairman of the Board, the President, the Treasurer or the Chief Financial Officer of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture and, prior to the delivery of Securities in definitive form, all Securities deemed to be Outstanding under Section 303, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to-the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Principal" of any Indebtedness means the outstanding principal amount owing under the agreement or instrument creating, evidencing or governing such Indebtedness, any amount payable under any interest rate protection agreements or currency exchange agreements, any amount owing under any capitalized lease obligation which is required to be capitalized in accordance with generally accepted accounting principles, the amount of reimbursement obligations under any letters of credit or bankers' acceptances, the base purchase price payable under any conditional sale or title retention agreement, and other comparable amounts analogous to the principal amount of any obligation, exclusive, in each case, of any amounts in respect of interest.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15, April 15, July 15 or October 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date.

     "Reinvestment Yield" has the meaning specified in Section 1101.

     "Representative" means the trustee, agent or other representative for holders of all or any of the Senior indebtedness, if any, designated in the indenture, agreement or other document creating, evidencing or governing such Senior Indebtedness or pursuant to which it was issued, or otherwise duly designated by the holders of such Senior Indebtedness, and with respect to the holders of Senior Indebtedness under the Bank Credit Agreement shall include the Agent under the Bank Credit Agreement.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant vice president, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning specified in the recitals of this Indenture.

     "Securities Act" means the Securities Act of 1933, 15 U.S.C. Sections 77a-77aa, as amended from time to time.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Indebtedness" means all Indebtedness and other obligations specified below payable directly or indirectly by the Company, whether outstanding on the date of this Indenture or hereafter created, incurred or assumed by the Company: (1) the principal of and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under bankruptcy laws with respect to the Company) on all loans, letters of credit and other extensions of credit under the Bank Credit Agreement; (2) Indebtedness Incurred pursuant to a Senior Subordinated Indenture; (3) any Indebtedness which, by its terms, is senior in right of payment to the Securities; (4) amounts payable (a) in respect of any interest rate protection agreement provided that at the time such interest rate protection agreement was entered into, and after giving effect thereto, the aggregate notional amount of all such interest rate protection agreements does not exceed the aggregate principal amount of all loans, letters of credit and other extensions of credit outstanding or committed to under the Bank Credit Agreement, and (b) in respect of any currency exchange agreements permitted pursuant to the terms of the Bank Credit Agreement at the time such agreement was entered into; and (5) any renewals, extensions, refinancings, refundings or replacements of any Senior Indebtedness referred to in clauses (1) through (4) above. Notwithstanding anything to the contrary set forth above, "Senior Indebtedness" shall not include: (a) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinated in right of payment to any item of Senior Indebtedness;
(b) all amounts and other obligations under or relating to any operating lease;
(c) accounts payable or any other obligations owing to trade creditors created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services; (d) any liability for federal, state, local or other taxes, or other governmental charges or claims of whatever nature, owed or owing by the Company; (e) any Indebtedness to a Subsidiary or any Affiliate of the Company; (f) any Indebtedness or other obligations (x) owing, directly or indirectly, to any Person under or in respect of any employee benefit plan, whether pursuant to the Employee Retirement Income Security Act of 1974, as amended, or otherwise, or (y) owing, directly or indirectly, to employees; and (g) any Indebtedness with respect to which recourse to the Company or its assets is limited in any manner; provided, that in no event shall any Indebtedness or obligation permitted under clauses (1) and (4) above be excluded from Senior Indebtedness pursuant to this sentence.

     "Senior Subordinated Indebtedness" means at any time, any Increasing Rate Notes then outstanding or any other Indebtedness then outstanding under a Senior Subordinated Indenture.

     "Senior Subordinated Indenture" means the Increasing Rate Note Indenture and any other agreement, instrument or indenture (including the Debenture Indenture, as defined in the Bank Credit Agreement) pursuant to which the Company Incurs Indebtedness, which is subordinated to Indebtedness under the Bank Credit Agreement or any renewal, extension or refinancing thereof, to refund or refinance the Increasing Rate Notes.

     "Significant Subsidiary" means, with respect to any Person or Persons, a Subsidiary of such Person or Persons which would be a Significant Subsidiary of such Person or Persons pursuant to the definition of Significant Subsidiary under Rule 1-02(v) of Regulation S-X promulgated under the Securities Act 17 C.F.R. Section 210.1-02(b)), as in effect on the date hereof, if such Person or Persons were deemed to be the registrant thereunder.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

     "Trustee" means the person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

SECTION 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such security.

SECTION 105. Notices, Etc. to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Debt Administration, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, Attention:
President, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, or

     (3) the Agent under the Bank Credit Agreement by the Trustee shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to the Agent under the Bank Credit Agreement at One Chase Manhattan Plaza, New York, New York 10005.

SECTION 106. Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the

Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 108. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. CHOICE OF LAW; CONSENT TO JURISDICTION.

     (a) THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     (b) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE COMPANY WITH RESPECT TO THIS INDENTURE OR THE SECURITIES MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS INDENTURE, THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH JURISDICTION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE TRUSTEE OR THE HOLDERS, IN ACCORDANCE WITH THE PROVISIONS OF THIS INDENTURE, TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 113. Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114. Limitation on Agreements.

     All obligations of the Company under this Indenture whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on the Securities or otherwise, shall the amount paid, or agreed to be paid to the Holders of Securities or for the payment or performance of any covenant or obligation contained herein exceed the maximum non-usurious amount permitted under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity or of non-usurious interest, as the case may be, prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity or non-usurious interest, as the case may be, and if, from any such circumstance, the Holders shall ever receive interest or anything which is deemed interest under applicable law which would exceed the highest non-usurious rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Securities and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Securities, such excess shall be refunded to the Company. All sums paid or agreed to be paid by the Company to the Holders for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Securities until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such money shall not exceed the maximum non-usurious amount permitted by applicable law. The terms and provisions of this Section 114 shall control and supersede every other provision of this Indenture.

SECTION 115. Execution in Counterparts.

     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201. Forms Generally.

     The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any security authenticated and delivered after the time (the "Effective Time") when a registration statement registering the Securities under the Security Act shall have been declared effective shall omit therefrom the legend set forth in the second paragraph of text under Section 202. The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed or, if the Securities are not so listed, the definitive Securities may be produced in any other manner customarily used to produce similar definitive securities, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

                             FIBER INDUSTRIES, INC.

                     Junior Subordinated Exchange Debentures

                              Due January 15, 2001

     AS STATED IN ARTICLE THIRTEEN OF THE INDENTURE, THE RIGHTS OF THE HOLDER HEREOF HAVE BEEN SUBORDINATED TO ALL SENIOR INDEBTEDNESS (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN) OF THE COMPANY.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH SUCH ACT.

No. _________________   $______________

     Fiber Industries, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of __________________ Dollars on January 15, 2001, and to pay interest thereon, rounded to the nearest dollar, from the date of this Security, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 15-1/2% per annum. Interest accrued on this Security shall be paid quarter-annually on February 1, May 1, August 1 and November 1 in each year, commencing on _____________ 198[ ]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15, April 15, July 15 and October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of Houston, State of Texas, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

Dated:
       ------------------------------

                                        FIBER INDUSTRIES, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


ATTEST:


-------------------------------------
Secretary

SECTION 203. Form of Reverse of Security.

     This Security is one of a duly authorized issue of Securities of the Company designated as its Junior Subordinated Exchange Debentures (herein called the "Securities"), limited in aggregate principal amount to $20,000,000, issued and to be issued under an Indenture, dated as of ______________, 198[_] (herein called the "Indenture"), between the Company and MTrust Corp, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail, (1) commencing May 1, 1999 and on May 1, 2000 and January 15, 2001 through operation of the sinking fund at a Redemption Price equal to 100% of the principal amount of Securities so redeemed, and (2) at any time on or after May 1, 1991, as a whole or in part, at the election of the Company, at a Redemption Price of 100% of the principal amount so redeemed, except that Securities redeemed on or before May 1, 1996 shall be redeemed at a Redemption Price of 100% of the principal amount so redeemed plus a premium determined as provided in Section 1106 of the Indenture; in each case of the principal amount of Securities so redeemed, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     The sinking fund provides for the redemption on May 1, 1999 and on May 1, 2000, of 33 1/3% of the total principal amount of the Securities issued under this Indenture (or such lesser amount then outstanding), and provides for the redemption of the remaining Securities outstanding on January 15, 2001. Securities acquired or redeemed by the Company otherwise than through sinking fund payments may be credited against subsequent sinking fund payments otherwise required to be made.

     In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) irrevocably appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may, subject to the provisions of the Indenture, be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with (and in certain circumstances, without) the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     Subject to the provisions of the Indenture, no provision of this Security shall alter or impair the right of the Holder, which is absolute and unconditional, to receive payment of the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Security Registrar in Houston, Texas, or any other office or agency maintained by the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, in Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons and may be issued in Authorized Denominations. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agents will, to the extent permitted by law, pay the money back to the Company, whereupon all liability of the Trustee and such Paying Agents with respect to such money shall cease.

     The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: Fiber Industries, Inc., P.O. Box 31331, Charlotte, North Carolina 28231, Attention:
President, with a copy to: The Sterling Group, Inc., Eight Greenway Plaza, Suite 702, Houston, Texas 77046, Attention: Willard M. Hanzlik.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

SECTION 204. Form of Trustee's Certificate of Authentication.

     This is one of the Securities referred to in the within-mentioned
Indenture.

                                        MTRUST CORP, NATIONAL ASSOCIATION, as
                                        Trustee


                                        BY:
                                            ------------------------------------
                                            Authorized Officer

Dated:
       ------------------

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301. Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $20,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108.

     The Securities shall be known and designated as the "Junior Subordinated Exchange Debentures" of the Company. Their Stated Maturity shall be on January 15, 2001.

     The Securities shall bear interest, rounded to the nearest dollar, from the date of each Security, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 15-1/2% per annum. Interest accrued on the Securities shall be paid quarter-annually on February 1, May 1, August 1 and November 1 in each year, commencing on ______________________, 198[_]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name such Security is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15, April 15, July 15 and October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     The principal of and interest on the Securities shall be payable at the office or agency of the Company in the City of Houston, State of Texas, maintained for such purpose and at any other office or agency maintained by the Company for such purpose and shall be payable in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts provided, however, that at the option of the Company payment of interest may be made by wire transfer or check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The Securities shall be redeemable as provided in Article Eleven.

     The Securities shall be entitled to the benefits, and be redeemable through operation of the sinking fund as provided in Article Twelve.

     The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

SECTION 302. Denominations.

     The Securities shall be issuable only in registered form without coupons. The Securities shall be issuable only in denominations (the "Authorized Denominations") of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents and signed or countersigned by its Treasurer or Secretary, and sealed with the corporate seal of the Company. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security authenticated and delivered hereunder shall be dated the date of its authentication. No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature. In all cases, such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304. Temporary Securities.

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any Authorized Denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of Authorized Denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this indenture as definitive Securities.

SECTION 305. Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at any office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any Authorized Denominations and of a like aggregate principal amount.

     At the option of the Holder, Securities may be exchanged for other Securities of any Authorized Denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108, not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or Indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of written notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any take or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, if permitted pursuant to Article Thirteen, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, which date shall be not less than 20 days from the date of such notice, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall not be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section
307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed unless otherwise directed by a Company Order.

SECTION 310. Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or.

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

     (3) no Event of Default under clause (1) or (2) of Section 501 is then in existence; and

     (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

     Subject to the provisions of Section 606 and the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee. From time to time, the Trustee shall pay over to the Company any excess held by the Trustee beyond all such sums due and to become due thereon for principal and premium, if any, and interest.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501. Events of Default.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary it be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security when it becomes names due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of any Security at its Maturity; or

          (3) default in the due performance or observance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) (i) a default in the payment when due of any principal amount of any Indebtedness of the Company or any Subsidiary continuing beyond the period of grace, if any, specified in the instrument evidencing such Indebtedness, whether such Indebtedness now exists or shall hereafter be created, if the aggregate amount of such principal payments as to which the Company and its Subsidiaries so defaults exceeds $5,000,000, or (ii) any default under any bond, debenture, note or other evidence of Indebtedness or any issue or series of Indebtedness of the Company or any Subsidiary with a principal amount then outstanding in excess of $5,000,000, whether such Indebtedness now exists or shall hereafter be created, which default under this clause (4)(ii) shall have resulted in such Indebtedness being accelerated, without such payment having been made or such acceleration having been rescinded or annulled, within, in the case of either clauses 4(i) or 4(ii) above, a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such all such payment defaults or acceleration, as the case may be, to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry of a judgment or judgments or order for the payment of money in excess of $5,000,000 against the Company or any of its Significant Subsidiaries which has become final and not subject to appeal, and the continuance of such judgment or order unstayed, in effect and unpaid for a period of 60 consecutive days, unless the amount of such judgment or order is covered in its entirety by insurance or unless the amount required to post a bond to secure payment of such judgment or order does not exceed $5,000,000; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or ether similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and in the case of (A) and (B), the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other voluntary case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of outstanding Securities, by notice in writing to the Company (and the Trustee if given by the Holders) and, so long as there shall be any outstanding Indebtedness of the Company under the Bank Credit Agreement, to the Agent under the Bank Credit Agreement, and, so long as there shall be any Senior Subordinated Indebtedness outstanding, to the Representative of the holders thereof, may declare the principal of all the Securities to be due and payable as provided in the following sentence. Upon any such declaration, such principal shall be due and payable (i) so long as there shall be any Indebtedness of the Company outstanding under the Bank Credit Agreement or a Senior Subordinated Indenture, upon the first to occur of an acceleration of any such Indebtedness under the Bank Credit Agreement or five Business Days after receipt by the Company and the Agent under the Bank Credit Agreement and the Representative of the holders of Senior Subordinated Indebtedness of such written notice given hereunder or (ii) if no Indebtedness of the Company shall be outstanding under the Bank Credit Agreement or a Senior Subordinated Indenture, upon receipt by the Company of such written notice given hereunder.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities,

               (B) the principal of any securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful and non-usurious, interest upon overdue interest at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

               and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenants or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee under Section
     607;

          Second: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind; according to the amounts due and payable on such Securities for principal and interest, respectively; and

          Third: The balance, if any, shall be paid to the company, its successors and assigns, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

SECTION 507. Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of-not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to take any action to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Subject to the provisions of Article Thirteen, but notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 307) interest on such Security on the respective stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing at law or equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised, from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

     The Holder of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or interest on any Security, or

          (2) in respect of a covenant-or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

     Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security or in the payment of any sinking fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

SECTION 603. Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust; Investment of Money.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.

     Notwithstanding any other provisions of this Indenture to the contrary, all monies held by the Trustee in trust hereunder shall be invested or re-invested by the Trustee in Government Obligations as the Company may designate from time to time by Company Order, provided that no such Government Obligations shall mature later than the date when the trust monies used to acquire such Government Obligations will be required for the purposes intended. Government Obligations acquired by the Trustee as aforesaid shall be held by the Trustee in trust hereunder subject to the same terms hereof as the monies used by it to acquire such Government Obligations.

     So long as no Event of Default shall have occurred and be continuing, all interest on Government Obligations held by the Trustee hereunder (in excess of any accrued interest paid at the time of purchase), and any gain resulting upon the sale thereof, which is received by the Trustee shall be forthwith paid to the Company. The Trustee shall not be liable or responsible for any loss resulting from any investment or re-investment pursuant to this Section 606.

     Except as provided in the foregoing provisions of this Section 606, the Trustee shall be under no obligation for interest on any monies received by it hereunder unless the Trustee shall agree with the Company to pay interest on monies deposited with the Trustee hereunder, in which event, so long as no Event of Default shall have occurred and be continuing, such interest shall be paid from time to time to the Company.

SECTION 607. Compensation and Reimbursement.

     The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608. Disqualification; Conflicting Interests.

     (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

     (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such failure.

     (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if

          (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

               (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

               (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

          (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the

     Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined). 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

          (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs
     (6), (7) and (8) of this Subsection.

     The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or
(7) of this Subsection.

     For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities. but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

     (d) For the purposes of this Section:

          (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "Company" means any obligor upon the Securities.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) securities if an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) securities pledged-by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;-and

               (iv) securities held in escrow if placed in escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the VOTING RIGHTS THEREOF.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 609. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of -the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having, in addition to the minimum capitalization requirements set forth in Section 310(a)(2) of the Trust Indenture Act, combined capital and surplus, together with its present corporation on a consolidated basis, of at least $100,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such, appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the holders and accepted appointment in the manner hereinafter provided, the Company or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.

     (a) Subject to Subsection (l) of this Section (s) if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property of such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act, or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraph (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provision of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

          (ii) such receipt of property or reduction of claim occurred with four months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of, discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

     (c) For the purposes of this Section only:

          (1) the term "default" means any failure to make a payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the terms "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the

     Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5) the term "Company" means any obligor upon the Securities; and

          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Code or Title 11 of the United States Code.

SECTION 614. Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus or not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agency and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage pre-paid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.

                                        MTRUST CORP, NATIONAL ASSOCIATION,
                                        As Trustee


                                        By:
                                            ------------------------------------
                                            As Authenticating Agent


Dated:                                  By:
       ---------------                      ------------------------------------
                                            Authorized Officer

                                  ARTICLE SEVEN

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee

          (a) quarter-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) If three or more Holders (or any one Holder holding in excess of $1,000,000 aggregate principal amount of Securities) (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless a registration statement with respect to the Securities has been declared effective by the Commission and unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703. Reports by Trustee.

     (a) Within 60 days after May 15 of each year commencing with the year 1989, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to:

          (1) its eligibility under Section 609 and its qualifications under
     Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

          (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

          (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Security) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or 6);

          (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (5) any additional issue of Securities which the Trustee has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

     (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant-to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except. that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704. Reports by Company.

     The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations described from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
     Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) (A) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission, and (B) to the extent not otherwise required to do so by the provisions of this section, transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 45 days after the end of each fiscal quarter of the Company (other than the fiscal quarter encompassing the date of this Indenture and other than the final such quarter in any fiscal year), an unaudited consolidated balance sheet of the Company as of the end of such quarter and an unaudited consolidated statements of income and changes in financial position of the Company for such quarter, together with notes thereto, and, within 90 days of the end of each fiscal year of the Company containing an audited balance sheet of the Company as of the end of such fiscal year and audited statements of income and changes in financial position of the Company for such fiscal year, together with notes thereto.

                                  ARTICLE EIGHT

                       CONSOLIDATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not (whether in a transaction or a series of transactions) consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction no Event of Default shall have happened and be continuing;

          (3) immediately after giving effect to such transaction, the consolidated net worth (as determined on the basis of generally accepted accounting principles) of the Person surviving such merger or to which such conveyance, transfer or lease is made is equal to or greater than the consolidated net worth (as determined in accordance with generally accepted accounting principles) of the Company and its Subsidiaries immediately prior to such transaction; and

          (4) the Company has delivered to the Trustee an officers' Certificate and an opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease of the properties and assets of the Company substantially as an entirety, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (3) shall not adversely affect the interests of the Holders.

     Upon the request of any Holder and subject to the restrictions set forth in
Section 902 (1), (2) and (3) hereof, if this Indenture does not then conform to the requirements of, and may not be qualified under, the Trust Indenture Act, the Company shall authorize by a Board Resolution, and the Company and the Trustee may enter into, a supplemental indenture, in form satisfactory to the Trustee, for the purpose of changing the provisions of this Indenture to conform to the requirements of the Trust Indenture Act, as then in effect.

SECTION 902. Supplemental Indentures With Consent of Holders.

     With the consent of the Holders of not less than two-thirds of the principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company. when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating. any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby.

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the .right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1013, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this

Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907. Limitations on Amendments.

     Notwithstanding any other provisions in this Indenture to the contrary, no amendment, supplement or modification of any provision of Article Thirteen hereof will be effective against any holder of Senior Indebtedness and any successor or assign of any such holder unless such amendment, supplement or modification is expressly consented to in writing by such holder of Senior Indebtedness or its Representative (or by any specified percentage of holders of a class of Senior Indebtedness required to consent thereto pursuant to the terms of the agreement or instrument creating, evidencing or governing such Senior Indebtedness) in which event such amendment, supplement or modification shall be binding on such holder and all successors and assigns of such holder and on all Persons who become holders of Senior Indebtedness issued after the date of such amendment, supplement or modification; and so long as any Senior Indebtedness under or with respect to the Bank Credit Agreement is outstanding, no amendment, supplement or modification of any provision of this Indenture or the Securities relating to any provision of Article Twelve, shortening the tenor, advancing the time or schedule for payments (by increasing the payment amount or otherwise) in respect of redemptions (whether mandatory or optional), sinking fund, principal, interest or other payments, making more restrictive, or adding, covenants, breaches, defaults, or events of default or cure periods or loosening the requirements for acceleration or which would result in the benefits to the Company or the holders of Senior Indebtedness provided by this Indenture or the Securities being limited or in any way restricted or diminished, shall be effective unless expressly agreed to in writing by the specified percentage of holders of Senior Indebtedness required to consent thereto pursuant to the terms of the Bank Credit Agreement.

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001. Payment of Securities.

     The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terns of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

     The Company will maintain in the City of Houston, State of Texas, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the City of Houston, State of Texas) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office agency in the City of Houston, State of Texas, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Security Payments to Be Held in Trust.

     The Company hereby initially appoints the Trustee as its Paying Agent. If the Company shall at any time act as its own Paying Agent it will, one day before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, and, to the extent that the Company is acting as its own Paying Agent, the Company hereby agrees with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid (or delivered), to the extent permitted by law, to the Company, or (if then held by a the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company s trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment (or delivery), may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid (or delivered) to the Company.

SECTION 1004. Preservation of Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if, in the good faith judgment of the Company, the failure to preserve such right or franchise would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

SECTION 1005. Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the good faith judgment of the Company, desirable in the conduct of its business or the business of any of its Subsidiaries and would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

SECTION 1006. Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful material claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings if adequate reserves therefor have been established in accordance with generally accepted accounting principles.

SECTION 1007. Statement by Officers as to Default.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1008. Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in this Article Ten if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101. Right of Redemption.

     The Securities may be redeemed otherwise than through operation of the sinking fund provided for in Article Twelve at any time on or after May 1, 1991 at the election of the Company, as a whole or from time to time in part, at the Redemption Price of 100% of the principal amount so redeemed, except that Securities redeemed on or before May 1, 1996 shall be redeemed at a Redemption Price of 100% of the principal amount so redeemed plus a premium determined as hereinafter provided in this Section 1101, in each case together with accrued interest to the Redemption Date. The premium for any redemption pursuant to this
Section 1101 occurring on or before May 1, 1996 shall be determined by computing the positive remainder, if any, of (A) the present value, as of the date of. such redemption, of the sum of (1) the aggregate principal amount of the Securities to be redeemed, assuming for purposes of this computation that such aggregate principal amount would be payable on May 1, 1996 plus (2) all scheduled interest payments with respect to such Securities from the respective ..Interest Payment Dates on which, but for such redemption, such interest payments would have been payable through May 1, 1996, discounted on a quarterly compounded basis utilizing a discount factor equal to the Reinvestment Yield (as hereinafter defined), minus (B) the sum of (1) the aggregate principal amount of the Securities to be redeemed under this Section 1101 plus (2) all scheduled interest payments with respect to such Securities through the redemption date. For purposes of this Section 1101, "Reinvestment Yield" means one-fourth of the lesser of (A) 15.5% and (B) 3.50% plus the arithmetic mean of the two most recent weekly average yields to maturity for actively traded marketable U.S. Treasury fixed interest rate securities with maturity dates closest to May 1, 1996, as published by the Federal Reserve Board in its Statistical Release H.15(519) for the two calendar weeks ending on the Saturday next preceding the date of the proposed redemption or, if such average is not published for such period, of such reasonably comparable index as may be designated by the holder or holders of at least two-thirds in aggregate principal amount of the Securities to be redeemed pursuant to this Section 1101. The Reinvestment Yield shall be calculated from the interpolated U.S. Treasury yields on a straight-line basis, rounding to the nearest month.

SECTION 1102. Applicability of Article.

     Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103. Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any or all of the Securities, the Company shall, at least 35 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1104. Selection by Trustee of Securities to Be Redeemed.

     If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by selecting for redemption such Securities on a pro rata basis; provided, however, that any method chosen is in compliance with any applicable rules or regulations of any stock exchange on which the Securities may be listed.

     The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price (expressed, if necessary, as a formula with reference to the Reinvestment Yield),

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon .each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106. Deposit of Redemption Price.

     Not later than the Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1107. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest-to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307;

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1108. Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUND

SECTION 1201. Sinking Fund Payments.

     As and for a sinking fund for the retirement of the Securities, the Company will, until all Securities are paid or payment thereof provided for, deposit in accordance with Section 1106, prior to May 1, in each of the years 1999 and 2000, an amount in cash sufficient to redeem on such May 1, thirty three and one-third per cent (33 1/3%) of the aggregate principal amount of the Securities issued under this Indenture (or such lesser amount then outstanding), and the

Company shall redeem the remaining outstanding Securities on January 15, 2001, in each case at a Redemption Price of 100% of the aggregate principal amount of the Securities to be redeemed, together with interest accrued to the date of redemption.

SECTION 1202. Redemption of Securities for Sinking Fund.

     On or before March 15 in each of the years 1999 and 2000, and on December 1, 2000 the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the sinking fund payment pursuant to Section 1201. Before April 1 in each of the years 1999 and 2000, and before December 15, 2000 the Trustee shall select the Securities to be redeemed upon the next ensuing May 1 or January 15, 2001 (as the case may be) in the manner specified in Section 1104 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1105. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1107 and 1108.

                                ARTICLE THIRTEEN

                           SUBORDINATION OF SECURITIES

SECTION 1301. Agreement of Subordination.

     The Company covenants and agrees, and each Holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Thirteen; and each Person holding any Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment of the principal of and premium, if any, and interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

     No provision of this Article Thirteen shall prevent the occurrence of any Default or Event of Default hereunder.

SECTION 1302. Payments to Holders.

     In the event and during the continuation of any default or event of default with respect to any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness, upon written notice thereof in accordance with Section 1305 to the Company and the Trustee, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, premium, if any, or interest on the Securities, or in respect of the retirement, purchase or other acquisition by the Company of any of the Securities, except payments made pursuant to Article Four hereof from monies deposited with the Trustee pursuant thereto prior to the giving of such notice, so long as such deposit was not prohibited by the terms of any Senior Indebtedness at the time of such deposit.

     In the event that any Securities are declared due and payable before their Stated Maturity in accordance with Article Five hereof, then and in such event the holders of the Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts then due and payable an or in respect of such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities.

     In the event of and during the continuance of any Insolvency or Liquidation Proceeding, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money or money's worth in accordance with its terms, before any payment is made on account of the principal of or premium, if any, or interest on the Securities (except payments made pursuant to Article Four hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such Insolvency or Liquidation Proceeding, so long as such deposit was not prohibited by the terms of any Senior Indebtedness at the time of such deposit); and in the event of and during the continuance of any Insolvency or Liquidation Proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Securities or the Trustee would be entitled, except for the provisions of this Article Thirteen, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) (or their respective Representatives, if any) as their respective interest may appear, to the extent necessary to pay all Senior Indebtedness in full. after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Securities or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be received by the Trustee or the holders of the Securities before all Senior Indebtedness is paid in full, or provision is made for such payment in money or money's worth in accordance with its terms, such payment or distribution shall be paid over or delivered to the holders of Senior Indebtedness or their Representative or Representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing. any Senior Indebtedness may have been issued, as their respective interest may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     For purposes of this Article Thirteen, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Thirteen with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (a) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (b) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment, which consent shall be deemed to have been given if the holders of such Senior Indebtedness (or their respective Representatives, if any), individually or as a class, shall have approved such reorganization or analogous plan. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation or entity upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1302 if such other corporation or entity shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight hereof. Nothing in this Section 1302 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

     The provisions of this Section 1302 shall not apply to, or in any manner affect or impair the rights of the Holders of Securities to receive and retain, any payment made solely out of Exempt Proceeds of Exempt Securities.

SECTION 1303. Subrogation of Securities.

     Subject to the payment in full of all Senior Indebtedness, the rights of the holders of the Securities shall be subrogated, to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to or by reason of the provisions of this Article Thirteen (equally and ratably with the holders of all Indebtedness and other obligations of the Company which by their express terms are subordinated to Indebtedness and other obligations of the Company to substantially the same extent as the Securities are subordinated and are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article Thirteen, and no payment over pursuant to the provisions of this Article Thirteen, to or for the benefit of the holders of Senior Indebtedness by holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holders pursuant to the subrogation provisions of this Article Thirteen, which would otherwise have been paid to the holders of Senior Indebtedness, shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     Nothing contained in this Article Thirteen (including, without limitation, Section 1302) or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the holders of the Securities the principal of and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything contained in this Article Thirteen (including, without limitation, Section 1302) or elsewhere in this Indenture or the Securities prevent the Trustee or the holder of any Securities from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

SECTION 1304. Authorization by Holders.

     Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen and irrevocably appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1305. Notice to Trustee.

     The Company shall give prompt written notice to the Trustee and to any paying agent of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Thirteen. Notwithstanding the provisions of this Article Thirteen or any other provision of this Indenture other than
Section 601, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Thirteen, unless and until the Trustee shall have received written notice thereof at the Principal Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor or Representative thereof; and prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if on a date not less than three business days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 1305, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

     Notwithstanding anything to the contrary hereinbefore set forth, nothing shall prevent any payment by the Trustee to the Holders of money deposited with it pursuant to Section 401, so long as such deposit was not prohibited by the terms of any Senior Indebtedness at the time of such deposit.

     The Trustee, subject to the provisions of Section 601, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or Representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or Representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1306. Trustee's Relation to Senior Indebtedness.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 613 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 601, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Securities or the Company monies or assets deposited to the Trustee under the terms of this Indenture to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise.

SECTION 1307. No Impairment of Subordination.

     The holders of Senior Indebtedness may at any time or from time to time, and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of defaults thereunder, all without notice to or assent from the holders of the Securities or the Trustee. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

SECTION 1308. Reliance on Judicial Order or Certificate of Liquidating Agent.

     Upon any payment or distribution of, assets of the Company referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 601, and the holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

SECTION 1309. Article Applicable to Paying Agents.

     In case at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this
Article in addition to or in place of the Trustee; provided, however, that
Section 1307 shall not apply to any Affiliate of the Company if such Affiliate acts as paying agent.

                                ARTICLE FOURTEEN

                       IMMUNITY OF CORPORATE STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 1401. Indenture and Securities Solely Corporate Obligations.

     No recourse for the payment of the principal of or the premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or any Security, or because of the creation of any indebtedness represented hereby or thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood and agreed that all such liability is hereby expressly waived and released as a condition of, and as partial consideration for, the execution of this Indenture and the issuance of the Securities.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day, and year first above written.

                                        FIBER INDUSTRIES, INC.


                                        By:
                                            ------------------------------------


(SEAL)

Attest:


-------------------------------------
Secretary


                                        MTRUST CORP, NATIONAL ASSOCIATION,
                                        Trustee


                                        By:
                                            ------------------------------------


(SEAL)

Attest:


-------------------------------------

STATE OF TEXAS   )
                 ) ss.:
COUNTY OF HARRIS )

     On the ______ day of ___________, 1987, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say he is the ____________ of Fiber Industries, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[SEAL]
                                        ----------------------------------------

STATE OF TEXAS   )
                 ) ss.:
COUNTY OF HARRIS )

     On the ______ day of ___________, 1987, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say he is the ____________ of MTrust Corp National Association, the national banking association described in and which executed the foregoing instrument; that he knows the seal of said association; that the seal affixed to said instrument is such association's seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

[SEAL]
                                        ----------------------------------------

                              CERTIFICATE OF MERGER
                                       OF

                               TD ACQUISITION CO.

                                      INTO

                             FIBER INDUSTRIES, INC.

     Pursuant to the provisions of Section 251 of the Delaware General Corporation law, the undersigned corporation, organized and exiting under and by virtue of the General Corporation Law of the State of Delaware:

          DOES HEREBY CERTIFY:

               FIRST: That the name and state of incorporation of each of the constituent corporations to the merger is as follows:

Name of Corporation      State of Incorporation
-------------------      ----------------------
TD Acquisition Co.       Delaware
Fiber Industries, Inc.   Delaware

               SECOND: That an Agreement of Merger between the constituent corporations was approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

               THIRD: That the name of the surviving corporation is Fiber Industries, Inc.

               FOURTH: That the Certificate of Incorporation of the surviving corporation, as hereto amended, shall be its certificate of incorporation.

               FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation at Shrewsbury Executive Center, 1040 Broad Street, Suite 302, Shrewsbury, New Jersey 07702.

               SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation upon request and without cost to any stockholder of either constituent corporation.

DATED: November, 1989

                                        FIBER INDUSTRIES, INC.


                                        By:
                                            ------------------------------------
                                            Thomas M. Duff, President


ATTEST:


-------------------------------------
David K. Duffell, Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                             FIBER INDUSTRIES, INC.

     FIBER INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

          FIRST: That the Board of Directors of Fiber Industries, Inc., by the unanimous written consent of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and submitting such amendment to the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

               VOTED: That the Board of Directors of the Corporation deem it advisable that Article IV of the Certificate of Incorporation of the Corporation be, effective upon filing with the Secretary of State of Delaware, amended in its entirety to read as follows:

                    "The total number of shares which the Corporation shall have authority to issue is 3,000 shares of common stock, $.01 par value per share."

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, the sole stockholder of said corporation in accordance with
     Section 228 of the General Corporation Law of the State of Delaware, voted by written consent in favor of the amendment.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Fiber Industries, Inc. has caused this certificate to be signed by Clifford J. Christenson, its Vice President, and attested by Laura N. Wilkinson, its Assistant Secretary, this _______ day of August, 1990.

                                        FIBER INDUSTRIES, INC.


                                        By:
                                            ------------------------------------
                                            Clifford J. Christenson
                                            Vice President


ATTEST:


-------------------------------------
Laura N. Wilkinson,
Assistant Secretary


                                      -76-